SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 1998

            TIERS ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                   33-55860           52-6880113
  (State Or Other Jurisdiction         (Commission      (I.R.S.employer
        Of Incorporation)               File Number)     Identification NO.)

           c/o Delaware Trust Capital Management, Inc.
           c/o First Union Trust Co., N.A.
           920 King Street, One Rodney Square, 1st Floor
           WILMINGTON, DELAWARE                             19801

  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

  Registrant's telephone number, including area code (302)-888-7539

   ______________________________N/A_________________________________________

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.    Changes In Control Of Registrant.
           Not Applicable.

Item 2.    Acquisition Or Disposition Of Assets.
           Not Applicable.

Item 3.    Bankruptcy Or Receivership.
           Not Applicable.

Item 4.    Changes In Registrant's Certifying Accountant.
           Not Applicable.

Item 5.    Other Events.
           Not Applicable.

Item 6.    Resignations Of Registrant's Directors.
           Not Applicable.

Item 7.    Financial  Statements,  Pro-forma Financial  Information
           And Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the November 15, 1998 Distribution Date
2.  Administrator's Report in respect of the November 16, 1998
    Distribution Date

Item 8.    Change In Fiscal Year.
           Not Applicable.



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





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TIERS Asset-Backed Securities
                               Series CHAMT Trust 1997-7

                               By: Delaware Trust Capital Management, Inc., not in its individual capacity, but solely as Owner Trustee on behalf of
                                    TIERS Asset-Backed Securities,
                                    Series CHAMT Trust 1997-7

                               By:  STEPHEN J. KABA
                                    -----------------------------
                                    Name:  Stephen J. Kaba
                                    Title:  Vice President

Dated: November 15, 1998



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

                                 EXHIBIT INDEX

Exhibit                                                        Page
-------                                                        ----

1.  Indenture  Trustee's  Report in  respect  of the
    November  15, 1998 Distribution Date                       5-6

2.  Administrator's Report in respect of the
    November 16, 1998 Distribution                             7-8